Exhibit 99.1

Integer Holdings Corporation Stockholders Approve Proposals in Connection with KKR’s Proposed Acquisition of Integer

PLANO, Texas, October 21, 2026 (GLOBE NEWSWIRE) – Integer Holdings Corporation (NYSE: ITGR) (“Integer” or the “Company”) and Armstrong Parent, Inc. (“Parent”) today announced that, in connection with Parent’s proposed acquisition of the Company (the “Transaction”) contemplated by their Agreement and Plan of Merger, dated as of August 2, 2026 (the “Merger Agreement”), the stockholders of the Company have voted in favor of (1) the proposal to adopt the Merger Agreement and the Merger (the “First Proposal”) and (2) the proposal to approve, on an advisory (non-binding) basis, the compensation that will or may be paid or become payable to Integer’s named executive officers that is based on or otherwise related to the Transaction as contemplated in the Merger Agreement (the “Second Proposal”) at a special meeting of stockholders held on October 21, 2026 (the “Special Meeting”).

At the Special Meeting, (1) approximately 99.95% of the shares voted on the First Proposal were cast in favor of the First Proposal, representing approximately 76.66% of the total outstanding shares of Integer common stock as of the record date, September 8, 2026 (the “Record Date”), and (2) the Second Proposal was approved by a majority of the votes cast at the Special Meeting. The Company will provide a full report of the voting results from the Special Meeting in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”).

The Transaction is anticipated to close by the end of 2026, subject to the satisfaction or waiver of customary closing conditions specified in the Merger Agreement, including the receipt of required regulatory approvals.

About Integer®

Integer Holdings Corporation (NYSE: ITGR) is one of the largest medical device contract development and manufacturing organizations (CDMOs) in the world, serving the cardio and vascular, neuromodulation, and cardiac rhythm management markets. As a strategic partner of choice, we advance the goals of our medical device customers through industry-leading engineering and manufacturing, with a relentless commitment to quality, service, and innovation. The Company’s brands include Greatbatch Medical® and Lake Region Medical®. Additional information is available at www.integer.net.

Contacts

Integer

Media Relations:

Misty Tippen

misty.tippen@integer.net

469-536-6702

Investor Relations:

Kristen Stewart

kristen.stewart@integer.net

551-337-3973

Cautionary Statement Regarding Forward-Looking Statements

Some of the statements contained in this communication and other written and oral statements made from time to time by us and our representatives are not statements of historical or current fact. As such, they are “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. We have based these forward-looking statements on our current expectations, and these statements are subject to known and unknown risks, uncertainties and assumptions. Forward-looking statements include, but are not limited to, statements relating to: the completion of the Transaction on anticipated terms and timing, or at all, including obtaining regulatory approvals and satisfying other conditions to the completion of the Transaction; potential litigation relating to the Transaction that could be instituted against the parties to the Merger Agreement or their respective directors, managers, or officers, including the effects of any outcomes related thereto; our goals, plans, and strategic initiatives; long-term growth prospects; maximizing value for our stockholders; and other events, conditions or developments that will or may occur in the future; and timing of any of the foregoing. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “forecast,” “outlook,” “assume,” “potential” or “continue” or variations or the negative counterparts of these terms or other comparable terminology. These statements are only predictions and are no guarantee of future performance, and investors should not place undue reliance on forward-looking statements as predictive of future results. Actual events or results may differ materially from those stated or implied by these forward-looking statements. In evaluating these statements and our prospects, you should carefully consider the factors set forth below. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary factors and to others contained throughout this communication.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the transactions contemplated by the Transaction. All such forward-looking statements are based upon current plans, estimates, expectations, opportunities and ambitions that are subject to risks, uncertainties, assumptions, and other important factors, many of which are beyond the control of the Company, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to, the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals; the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of the Company’s common stock; the risk that the Transaction and its announcement could have an adverse effect on the parties’ business relationships and business generally, including the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; the risk of unforeseen or unknown liabilities; customer, regulatory and other stakeholder approvals and support; the risk of unexpected future capital expenditures; the risk of potential litigation relating to the Transaction that could be instituted against the Company or its directors and/or officers; the risk associated with third-party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Transaction which are not waived or otherwise satisfactorily resolved; significant costs, or expenses incurred in connection with the Transaction; Parent’s ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; certain restrictions contained in the Merger Agreement that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the risk of various events that could disrupt operations, including pandemics, epidemics or other public health crises or severe weather (such as droughts, floods, avalanches and earthquakes), cybersecurity attacks, security threats and governmental response to them, and technological changes; the risks of labor disputes, changes in labor costs and labor difficulties; and the risks resulting from other effects of industry, market, economic, legal or legislative, political or regulatory conditions outside of the Company’s control. All such factors are difficult to predict and are beyond our control, including those detailed in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 23, 2026, the Company’s quarterly report on Form 10-Q for the fiscal quarter ended July 3, 2026, which was filed with the SEC on August 4, 2026 and other documents subsequently filed by the Company with the SEC. The Company’s forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Other unpredictable factors not discussed in this communication could also have material adverse effects on forward-looking statements. The Company does not assume an obligation to update any forward-looking statements, except as required by applicable law. These forward-looking statements speak only as of the date hereof.